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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                AMENDMENT NO. 3

                                       TO
                                 SCHEDULE 13E-3
                        Rule 13e-3 Transaction Statement
       (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)

                                   ----------

                              SYRATECH CORPORATION
                              (Name of the Issuer)

                                   ----------

                              SYRATECH CORPORATION
                                LEONARD FLORENCE
                                 THOMAS H. LEE
                            THL TRANSACTION I CORP.
                      (Name of Person(s) Filing Statement)

                                   ----------

                Syratech Common Stock, par value $0.01 per share
                         (Title of Class of Securities)

                                   ----------

                                   871824108
                     (CUSIP Number of Class of Securities)

                                   ----------

                Syratech Corporation            THL Transaction I Corp.
                175 McClellan Highway          c/o Thomas H. Lee Company
          East Boston, Massachusetts 02128      75 State Street, 26th Floor
                                                Boston, Massachusetts 02109

      (Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications on Behalf of Person(s) Filing Statement)

                                   ----------

                                   Copies to:
        James L. Purcell, Esq.                          James Westra, Esq.
Paul, Weiss, Rifkind, Wharton & Garrison            Hutchins, Wheeler & Dittmar
     1285 Avenue of the Americas                        101 Federal Street
      New York, New York 10019                      Boston Massachusetts 02110
           (212) 373-3342                                 (617) 951-6600

                                   ----------

This Statement is filed in connection with:
a. /x/ The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C or Rule 13e-3(c) under the Securities Exchange Act of 1934.
b. / /  The filing of a registration statement under the Securities Act of 1933.
c. / /  A tender offer.
d. / /  None of the above.

Check the following box if the soliciting material or information statement referred to in checking box (a) are preliminary copies: /x/

CUSIP 871824108                  SCHEDULE 13E-3

                                  INTRODUCTION

     This statement is being filed by Syratech Corporation ("Syratech" or the "Company"), Thomas H. Lee, THL Transaction I Corporation ("THL I"), a corporation that has been organized by Thomas H. Lee Company, and Leonard Florence in connection with the proposed merger (the "Merger") of THL I with and into Syratech pursuant to a Restated Agreement and Plan of Merger, dated as of November 27, 1996, effective as of October 23, 1996 and amended on February 14, 1996 (the "Merger Agreement"). The Merger Agreement provides, among other things, that each share of Syratech common stock, par value $0.01 per share ("Syratech Common Stock"), (other than (i) shares of Syratech Common Stock held by Syratech or any wholly owned subsidiary thereof, which will be canceled and retired and (ii) 35,232 shares of Syratech Common Stock which will be contributed by Leonard Florence upon the Merger and which will then be cancelled and retired and (iii) shares of Syratech Common Stock the holders of which have duly perfected their appraisal rights) will be entitled, at the election of the stockholder thereof and subject to the terms described herein and in the Syratech Proxy Statement/Prospectus (as amended, the "Proxy Statement/ Prospectus") and the Registration Statement on Form S-4 (as amended, the "Registration Statement") filed by Syratech with the Securities and Exchange Commission ("SEC") on November 26, 1996, as amended by Amendment No. 2 to the Proxy Statement/Prospectus and the Registration Statement filed with the SEC on the date hereof, either (a) to receive $32 in cash (except that Leonard Florence will be entitled to receive only $28.00 in cash) or (b) to retain one fully paid and nonassessable share of Syratech Common Stock, other than (i) Leonard Florence who is required by the Merger Agreement to retain 528,472 shares of Syratech Common Stock and (ii) Faye A. Florence, Alan R. Kanter, Melvin L. Levine and E. Merle Randolph, who are required by the Merger Agreement to retain an aggregate of 123,766 shares of Syratech Common Stock.
In addition, because no more than an aggregate of 868,250 shares of Syratech Common Stock may be retained by existing Syratech stockholders (other than any person listed as an executive officer in Syratech's 1996 Proxy Statement (each a "Management Stockholder")), the right to retain shares of Syratech Common Stock may be subject to proration, as set forth in the Merger Agreement and as described in the Proxy Statement/Prospectus and the Registration Statement.

     The following cross reference sheet is being supplied pursuant to General Instruction F to Schedule 13E-3 and shows the location in the Proxy Statement/Prospectus of the information required to be included in response to items of this Statement. The information in the Proxy Statement/Prospectus and the Registration Statement, including all exhibits thereto, is hereby expressly incorporated herein by reference and the responses to each item are qualified in their entirety by the provisions of the Proxy Statement/Prospectus and the Registration Statement. All information in, or incorporated by reference in, the Proxy Statement/Prospectus, the Registration Statement or this Statement concerning Syratech or its advisors, or actions or events with respect to any of them, was provided by Syratech, all information in, or incorporated by reference in, the Proxy Statement/Prospectus, the Registration Statement or this Statement concerning Mr. Florence, or actions or events with respect to him, was provided by Mr. Florence, all information in, or incorporated by reference in, the Proxy Statement/Prospectus or this Statement concerning THL I or its advisors, or actions or events with respect to any of them, was provided by THL I and all information in, or incorporated by reference in, the Proxy Statement/Prospectus or this Statement concerning Mr. Lee, or actions or events with respect to him, was provided by Mr. Lee.

                             CROSS REFERENCE SHEET
                           PURSUANT TO INSTRUCTION F
                               OF SCHEDULE 13E-3

ITEM NUMBER AND                     LOCATION OR CAPTION IN PROXY
HEADING                             STATEMENT/PROSPECTUS OR
                                    REGISTRATION STATEMENT

Item 1. Issuer and Class of
Securities subject to the
Transaction
subpart 1(c)                        "SUMMARY--Price of Syratech Common Stock"

Item 2. Identity and Background
subparts 2(a) - (d) and (g)         "SCHEDULE I--Certain Information Regarding
                                    THL Transaction I Corp and Thomas H. Lee
                                    Company"

Item 3. Past Contacts,
Transactions or Negotiations
subpart (a)                         "THE MERGER--Background of the Merger"
subpart (b)                         "THE MERGER--Interest of Certain Persons
                                    in the Merger" and "--Employment Agreements"

Item 4. Terms of the Transactions
subpart (a)                         "THE MERGER--Merger Consideration",
                                    "--Non-Cash Election", "--Non-Cash Election
                                     Procedure", "--Conversion/Retention of
                                     Shares; Procedure for Exchange of
                                     Certificates" and "--Conditions to
                                     Consummation of the Merger" and "CERTAIN
                                     PROVISIONS OF THE MERGER AGREEMENT"
subpart (b)                         "THE MERGER--Interests of Certain Persons
                                     in the Merger" and "--Employment
                                     Agreements"

Item 5. Plans or Proposals of the
Issuer or Affiliate
subpart (c)                          "THE MERGER--Employment Agreements" and
                                     "CERTAIN PROVISIONS OF THE MERGER
                                     AGREEMENT--Board of Directors and Officers
                                     of the Company Following the Merger"
subpart (d)                          "SUMMARY--The Merger, Effect of the
                                     Merger", "THE MERGER--NYSE De-listing" and
                                     "--Merger Financings" and "DESCRIPTION OF
                                     SYRATECH CAPITAL STOCK--Syratech Common
                                     Stock Following the Merger"
subpart (f) and (g)                  "SPECIAL FACTORS/RISK FACTORS--Delisting,
                                     Loss of Liquidity"

ITEM NUMBER AND                         LOCATION OR CAPTION IN PROXY
HEADING                                 STATEMENT/PROSPECTUS OR REGISTRATION
                                        STATEMENT

Item 6. Source and Amount of
Funds or Other Consideration
subpart (a)                             "THE MERGER -- Merger Consideration" and
                                        "-- Merger Financings"
subpart (b)                             "THE SPECIAL MEETING -- Solicitation of
                                        Proxies" and "CERTAIN PROVISIONS OF THE
                                        MERGER AGREEMENT -- Expenses and Certain
                                        Required Payments"
subpart (c)                             "THE MERGER -- Merger Financing" and
                                        Exhibit (a).

Item 7. Purpose(s), Alternatives,
Reasons and Effects
subparts (a) - (c)                      "SPECIAL FACTORS/RISK FACTORS" and
                                        "THE MERGER -- Background of the Merger" and "-- Recommendation of the Board;
                                        Reasons for the Merger"

subpart (d)                             "SPECIAL FACTORS/RISK FACTORS -- Control
                                        by the Thomas H. Lee Company",
                                        "-- Delisting; Loss of Liquidity;
                                        Reporting Obligations", "-- Federal
                                        Income Tax Consequences",
                                        "-- Substantial Leverage; Stockholders'
                                        Deficit; Liquidity" and "-- Potential
                                        Dilution of Syratech", "THE MERGER --
                                        Background of the Merger", "-- Reasons
                                        for the Merger; Recommendation of the
                                        Board", "--NYSE De-Listing" and "--
                                        Resale of Syratech Common Stock
                                        Following the Merger" and "PRO FORMA
                                        CONDENSED CONSOLIDATED FINANCIAL
                                        INFORMATION"

Item 8. Fairness of the Transaction
subparts (a), (b), (d) and (e)          "SPECIAL FACTORS/RISK FACTORS" and
                                        "THE MERGER -- Background of the
                                        Merger", "-- Reasons for Merger:
                                        Recommendation of the Board" and
                                        "-- Opinion of the Financial Advisor"

subpart (c)                             "SPECIAL FACTORS/RISK FACTORS" and "THE
                                        SPECIAL MEETING -- Record Date; Stock
                                        Entitled to Vote; Quorum"

Item 9. Reports, Opinions,
Appraisals and Certain
Negotiations
subparts (a) and (b)                    "SPECIAL FACTORS/RISK FACTORS" and "THE
                                        MERGER -- Background to the Merger",
                                        "-- Opinion of Financial Advisor" and
                                        "-- Information Concerning the
                                        Financial Advisor" and "ANNEX II Opinion of Merrill Lynch & Co. dated October 23,
                                        1996"

ITEM NUMBER AND                 LOCATION OR CAPTION IN PROXY
HEADING                         STATEMENT/PROSPECTUS OR REGISTRATION
                                STATEMENT

subpart (c)                     "SPECIAL FACTORS/RISK FACTORS" and
                                "ANNEX II Opinion of Merrill Lynch & Co. dated
                                October 23, 1996"

Item 10. Interest in
Securities of the Issuer
subpart (a)                     "SECURITY OWNERSHIP OF CERTAIN
                                BENEFICIAL OWNERS AND MANAGEMENT."

Item 11. Contracts,             "ANNEX I Restated Agreement and Plan of Merger"
Arrangements or Understandings  and Amendment of Agreement and Plan of Merger
with Respect to Issuer's        and "THE MERGER -- Interests of Certain Persons
Securities                      in the Merger" and "--Employment Agreements"

Item 12. Present Intention
and Recommendation of Certain
Persons with Regard to the
Transaction
subpart (a)                     "THE SPECIAL MEETING -- Required Votes"
subpart (b)                     "THE MERGER -- Background of the Merger" and
                                "--Reasons for the Merger; Recommendation of the Board"

Item 13. Other Provisions of
the Transaction
subpart (a)                     "DISSENTING STOCKHOLDERS' RIGHTS" and
                                "ANNEX III -- Excerpts from Delaware General
                                Corporation Law Relating to Dissenters' Rights"

Item 14. Financial Information
subpart (a)                     "SUMMARY -- Selected Consolidated Historical
                                Financial Data of Syratech Corporation" and
                                "SYRATECH CORPORATION CONSOLIDATED FINANCIAL
                                STATEMENTS"

subpart (b)                     "SUMMARY -- Selected Pro Forma Consolidated
                                Financial Data of Syratech Corporation" and
                                "PRO FORMA CONDENSED CONSOLIDATED FINANCIAL
                                STATEMENTS"

Item 15. Persons and Assets
Employed, Retained or Utilized
subpart (a)                     "THE SPECIAL MEETING -- Solicitation of Proxies"
                                and "THE MERGER -- Background of the Merger" and "--Interests of Certain Persons in the Merger"

subpart (b)                     "THE SPECIAL MEETING -- Solicitation of Proxies"
                                and "CERTAIN PROVISIONS OF THE MERGER
                                AGREEMENT -- Expenses and Certain Required
                                Payments"

                                 SCHEDULE 13E-3

ITEM 1. ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION.

        (a) The issuer of the class of equity securities which is the subject of the Rule 13e-3 transaction is Syratech Corporation ("Syratech" or the "Company"). Syratech's principal executive office is located at 175 McClellan Highway, East Boston, Massachusetts 02128-9114.

        (b) The title of the equity securities which are the subject of the Rule 13e-3 transaction is Common Stock, par value $0.01 per share ("Common Stock"), and approximately 8,695,631 shares of such Common Stock were outstanding on December 31, 1996. Syratech had approximately 1,485 stockholders of record on December 31, 1996.

        (c) The information set forth under "SUMMARY--Price of Syratech Common Stock" in the Proxy Statement/Prospectus is incorporated herein by reference.

        (d) Syratech has never declared or paid any cash dividends on its Common Stock. The Merger Agreement prohibits Syratech from paying dividends without THL I's consent. Also, the Company's Loan Agreements restrict the amount of any payment of cash dividends in any year to 33-1/3% of net income for the prior year.

        (e) Not applicable.

        (f) On December 29, 1995, Syratech effectively purchased 3,064,751 shares of Syratech Common Stock from affiliates of Katy Industries, Inc. for $52,054,000 or approximately $17 per share.

ITEM 2. IDENTITY AND BACKGROUND.

        (a)-(d) and (g). This statement is being filed by Syratech (the issuer of the class of equity securities which is the subject of the Rule 13e-3 transaction); Leonard Florence, Chairman, President and CEO of Syratech Corporation, 175 McClellan Highway, East Boston, MA, Company Director; Thomas H. Lee, President of the Thomas H. Lee Company, 75 State Street, 26th Floor, Boston, MA, and a Company Director; and THL I of 75 State Street, 26th Floor, Boston, MA. The information set forth in the Section "Proposal No. 1--ELECTION OF DIRECTORS" of Syratech's 1996 Proxy Statement, as incorporated by reference into the Proxy Statement/ Prospectus, and "SCHEDULE I--Certain Information Regarding THL Transaction I Corp and Thomas H. Lee Company" of the Proxy Statement/Prospectus are incorporated herein by reference.

        (e) and (f). During the last five years, neither the Company nor THL I, to the best of their knowledge, any of their respective directors or executive officers nor Leonard Florence nor Thomas H. Lee, (i) has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or
(ii) was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining any further violations of, or prohibiting activities subject to, federal or state securities laws or finding any violation of such laws.

        (g) All of the directors and officers of Syratech and THL I, respectively, and Thomas H. Lee and Leonard Florence are citizens of the United States of America.

ITEM 3. PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.

        (a) The information set forth in the Section "THE MERGER--Background of the Merger" and "THE MERGER--Interest of Certain Persons in the Merger" and "--Employment Agreements" of the Proxy Statement/Prospectus is incorporated herein by reference.

        (b) The information set forth in the Sections "THE MERGER--Interests of Certain Persons in the Merger" and "--Employment Agreements" of the Proxy Statement/Prospectus is incorporated herein by reference.

ITEM 4. TERMS OF THE TRANSACTION.

        (a) and (b). The information set forth in the Sections "THE MERGER --Merger Consideration", "--Non-Cash Election", "--Non-Cash Election Procedure", "--Conversion/Retention of Shares; Procedures for Exchange of Certificates" and "--Conditions to the Consummation of the Merger" and "CERTAIN PROVISIONS OF THE MERGER AGREEMENT" of the Proxy Statement/Prospectus is incorporated herein by reference.

        (b) The information set forth in the Sections "THE MERGER--Interests of Certain Persons in the Merger" and "--Employment Agreements" of the Proxy Statement/Prospectus is incorporated herein by reference.

ITEM 5.  PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.

        (a), (b) and (e)  Not Applicable.

        (c) The information set forth in the Sections "THE MERGER -- Employment Agreements" and "CERTAIN PROVISIONS OF THE MERGER AGREEMENT -- Board of Directors and Officers of the Company Following the Merger" of the Proxy Statement/Prospectus is incorporated herein by reference.

        (d) The information set forth in the Sections "SUMMARY -- The Merger", "-- Effect of the Merger", "THE MERGER -- NYSE Delisting" and "-- Merger Financing" and "DESCRIPTION OF SYRATECH CAPITAL STOCK -- Syratech Common Stock Following the Merger" of the Proxy Statement/Prospectus is incorporated herein by reference.

        (f)-(g) The information set forth in the Section "SPECIAL FACTORS/RISK FACTORS -- Delisting; Loss of Liquidity" of the Proxy Statement/Prospectus is incorporated herein by reference.

ITEM 6. SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

        (a) The information set forth in the Sections "THE MERGER--Merger Consideration" and "--Merger Financings" of the Proxy Statement/Prospectus is incorporated herein by reference.

        (b) The information set forth in the Sections "THE SPECIAL MEETING-- Solicitation of Proxies" and "CERTAIN PROVISIONS OF THE MERGER AGREEMENT-- Expenses and Certain Required Payments" of the Proxy Statement/Prospectus is incorporated herein by reference. The following have also been incurred or are estimated to be incurred in connection with this transaction:

                (i)     Filing/Registration Fees*................. $55,531

                (ii)    HSR Act Fees..............................[       ]

                (iii)   Legal Fees*...............................[       ]

                (iv)    Accounting Fees*..........................[       ]

                (v)     Appraisal Fees*...........................[       ]

                (vi)    Solicitation Expenses*....................[       ]

                (vii)   Printing Fees*............................[       ]

        * To be paid by the Company.


        (c) The information set forth in the Section "THE MERGER--Merger Financings" of the Proxy Statement/Prospectus and in the Commitment Letter attached as Exhibit (a) to the filed Schedule 13E-3 are incorporated herein by reference.

        (d) Not Applicable.

ITEM 7. PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS.

        (a)-(c) The information set forth in the Sections "SPECIAL FACTORS/RISK FACTORS" and "THE MERGER--Background of the Merger", "--Reasons for the Merger; Recommendation of the Board" and "--Opinion of Company's Financial

Advisor" and "ANNEX II--Opinion of Merrill Lynch & Co." of the Proxy Statement/Prospectus is incorporated herein by reference.

        (d) The information set forth in the Sections "SPECIAL FACTORS/RISK FACTORS--Control by the Thomas H. Lee Company", "--Delisting; Loss of Liquidity", "--Federal Income Tax Consequences", "--Substantial Leverage; Stockholders' Deficit; Liquidity" and "--Potential Dilution of Syratech Stockholders," "THE MERGER--Background of the Merger", "--Reasons for the Merger; Recommendation of the Board", "--NYSE De-Listing" and "--Resale of Syratech Common Stock Following the Merger" and "PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS" of the Proxy Statement/Prospectus is incorporated herein by reference.

ITEM 8. FAIRNESS OF THE TRANSACTION.

        (a), (b), (d) and (e). The information set forth in the Sections "SPECIAL FACTORS/RISK FACTORS" and "THE MERGER--Background of the Merger", "--Reasons for Merger; Recommendation of the Board" and "--Opinion of Financial Advisor" of the Proxy Statement/Prospectus is incorporated herein by reference.

        (c) The information set forth in the Sections "SPECIAL FACTORS/RISK FACTORS" and "THE SPECIAL MEETING--Record Date; Stock Entitled to Vote; Quorum" of the Proxy Statement/Prospectus is incorporated herein by reference.

        (f) Not Applicable.

ITEM 9. REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS.

        (a) and (b). The information set forth in the Sections "SPECIAL FACTORS/RISK FACTORS" and "THE MERGER--Background of the Merger", "--Opinion of Financial Advisor" and "--Information Concerning the Company's Financial Advisor" and "ANNEX II Opinion of Merrill Lynch & Co. dated October 23, 1996" of the Proxy Statement/Prospectus is incorporated herein by reference.

        (c) The Opinion of Merrill Lynch & Co., dated October 23, 1996, is included in the information to be circulated to stockholders and shall also be made available for inspection and copying at the principal executive offices of the Company during its regular business hours by any interested equity security holder of the Company or his representative who has been designated in writing. At the written request of such a security holder, a copy of that opinion will be sent, at the security holder's expense, to such security holder or his representative. The information set forth in "Exhibit (b)(2)" to this Schedule will be made available for inspection and copying at the principal executive offices of the Company by any interested equity security holder of the Company or his representative who has been designated in writing. At the written request of such a security holder, a copy of that Exhibit will be sent, at the security holder's expense, to such security holder or his representative.

ITEM 10. INTEREST IN SECURITIES OF THE ISSUER.

     (a) The information set forth in the Section "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT" of the Proxy Statement/Prospectus is
incorporated herein by reference. On March   , 1997, neither Thomas H. Lee nor
THL I owned any Syratech Common Stock.

     (b) None

ITEM 11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO THE ISSUER'S SECURITIES.

     The information set forth in the Sections "CERTAIN PROVISIONS OF THE MERGER AGREEMENT" and "THE MERGER -- Background of the Merger", "-- Interests of Certain Persons in the Merger" and "-- Employment Agreements" of the Proxy Statement/Prospectus is incorporated herein by reference.

ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO THE TRANSACTION.

     (a) The information set forth in the Section "THE SPECIAL
MEETING -- Required Votes" of the Proxy Statement/Prospectus is incorporated herein by reference.

     (b) The information set forth in the Sections "THE MERGER -- Background of the Merger" and "-- Reasons for the Merger; Recommendation of the Board" of the Proxy Statement/Prospectus is incorporated herein by reference.

ITEM 13. OTHER PROVISIONS OF THE TRANSACTION.

     (a) The information set forth in the Section "DISSENTING STOCKHOLDERS' RIGHTS" and "ANNEX III -- Excerpts from Delaware General Corporation Law Relating to Dissenters' Rights" of the Proxy Statement/Prospectus is incorporated herein by reference.

     (b) Not applicable.

     (c) Not applicable.

ITEM 14. FINANCIAL INFORMATION

     (a) The information set forth in the Sections "SUMMARY -- Selected Consolidated Historical Financial Data of Syratech Corporation" and "SYRATECH CORPORATION CONSOLIDATED FINANCIAL STATEMENTS" of the Proxy Statement/ Prospectus is incorporated herein by reference.

     (b) The information set forth in the Sections "SUMMARY -- Selected Pro Forma Consolidated Financial Data of Syratech Corporation" and "PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS" of the Proxy Statement/Prospectus is incorporated herein by reference.

ITEM 15. PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED.

     (a) The information set forth in Sections "THE SPECIAL
MEETING -- Solicitation of Proxies" and "THE MERGER -- Background of the Merger" and "-- Interests of Certain Persons in the Merger" of the Proxy Statement/ Prospectus is incorporated herein by reference.

     (b) The information set forth in Sections "THE SPECIAL MEETING -- Solicitation of Proxies" and "CERTAIN PROVISIONS OF THE MERGER AGREEMENT -- Expenses and Certain Required Payments" of the Proxy Statement/Prospectus is incorporated herein by reference.

ITEM 16. ADDITIONAL INFORMATION.

     Additional information is set forth in the Proxy Statement/Prospectus attached as Exhibit (d) to the Schedule 13E-3 and incorporated herein by reference in its entirety.

ITEM 17. MATERIAL TO BE FILED AS EXHIBITS.


EXHIBIT                                        DESCRIPTION
-------      ----------------------------------------------------------------------------------

*(a)         Commitment letter dated February 14, 1997 addressed to THL I by NationsBank, N.A.
             and NationsBanc Capital Markets, Inc.
*(b)(1)      Fairness Opinion of Merrill Lynch & Co dated October 23, 1996.
*(b)(2)      Materials presented to the Board by Merrill Lynch & Co, as adviser to the Special
             Committee.
*(c)(1)      Form of Restated Agreement and Plan of Merger dated as of November 27, 1996, effective as of October 23, 1996 between Syratech and THL I (the "Merger Agreement").
*(c)(2)      Amendment to the Merger Agreement.
*(d)         Syratech Proxy Statement.
*(e)         Excerpts from Delaware General Corporation Law Relating to Dissenters' Rights are
             attached to Exhibit (d).


 * Previously filed.
** Filed herewith.

                                   SIGNATURES

     AFTER REASONABLE INQUIRY AND TO THE BEST OF THE UNDERSIGNEDS' KNOWLEDGE AND BELIEF, THE UNDERSIGNED CERTIFY THAT THE INFORMATION SET FORTH IN THIS STATEMENT IS TRUE, COMPLETE AND CORRECT.


                                        SYRATECH CORPORATION



                                            /s/    FAYE A. FLORENCE
                                        By: _________________________
                                            Name:  Faye A. Florence
                                            Title: Vice President, General
                                                     Counsel and Secretary


                                        THL TRANSACTION I CORP.


                                            /s/    SCOTT A. SCHOEN
                                        By: _________________________
                                            Name:  Scott A. Schoen
                                            Title: President

                                            /s/    LEONARD FLORENCE
                                            _________________________
                                            Leonard Florence

                                            /s/    THOMAS H. LEE
                                           _________________________
                                           Thomas H. Lee


Dated:        March 11, 1997